EXHIBIT 21.1

RESOURCE AMERICA, INC.

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARIES	STATE OF INCORPORATION
Resource Financial Fund Management, Inc.	Delaware
Resource Income Advisors, Inc.	Delaware
Torsion Capital, Inc.	Delaware
Torsion Advisors, Inc.	Delaware
Trapeza Capital Management, LLC	Delaware
Trapeza Manager, Inc.	Delaware
Trapeza Funding, LLC	Delaware
Trapeza Funding II, LLC	Delaware
Trapeza Funding III, LLC	Delaware
Trapeza Funding IV, LLC	Delaware
Trapeza Funding V, LLC	Delaware
Trapeza TPS, LLC	Delaware
Trapeza Management Group, LLC	Delaware
Ischus Capital Management, LLC	Delaware
Apidos Capital Management, LLC	Delaware
Apidos Select Corporate Credit Fund GP, LLC	Delaware
Apidos Partners, Inc.	Delaware
Resource Financial Institutions Group, Inc.	Delaware
Resource Capital Manager, Inc.	Delaware
RAI Ventures, Inc.	Delaware
Resource Securities, Inc. (f/k/a Chadwick Securities, Inc.)	Delaware
Resource Europe Management Limited	United Kingdom
Resource Capital Markets, Inc.	Delaware
Resource Capital Investor, Inc.	Delaware
Resource Leasing, Inc.	Delaware
FLI Holdings, Inc.	Delaware
LEAF Financial Corporation	Delaware
LEAF Commercial Capital, Inc.	Delaware
LEAF Capital Funding LLC	Delaware
LEAF Capital Funding SPE A, LLC	Delaware
LEAF Receivables Funding 3, LLC	Delaware
LEAF Fund SPE 1, LLC
Commerce Square Insurance Services, LLC	Delaware
Commerce Square Equipment Reinsurance Co., Ltd.	Turks & Caicos Islands
LEAF Ventures, LLC	Delaware
Merit Capital Manager, LLC	Delaware
Merit Capital Advance, LLC	Delaware
Merit Processing, LLC	Delaware
LEAF Ventures II, LLC	Delaware
Prompt Payment, LLC	Delaware
Lease Equity Appreciation Fund I, L.P.	Delaware
LEAF Fund I, LLC	Delaware
Lease Equity Appreciation Fund II, L.P.	Delaware
LEAF Fund II, LLC	Delaware
LEAF II Receivables Funding, LLC	Delaware
LEAF Funding, Inc.	Delaware
LEAF Funds Joint Venture 2, LLC	Delaware
LEAF Commercial Finance Fund, LLC	Delaware
LEAF Receivables Funding 6, LLC	Delaware
Resource Capital Funding II, LLC	Delaware
Resource Asset Management, LLC	Delaware

i

RCP Foxcroft Manager, LLC	Delaware
RCP Tamarlane Manager, LLC	Delaware
RCP Park Hill Manager, LLC	Delaware
RCP Woodland Hills Manager, LLC	Delaware
RCP Brent Oaks Manager, LLC	Delaware
RCP Cape Cod Manager, LLC	Delaware
RCP Woodhollow Manager, LLC	Delaware
SR-MGI Fountains Holdings, LLC	Delaware
SR Nittany Pointe Holdings, LLC	Delaware
AR Real Estate Investors, LLC	Delaware
AR Real Estate GP, LLC	Delaware
RCP Nittany Pointe Manager, Inc.	Delaware
RCP Fountains GP, Inc.	Delaware
RCP Mill Creek Manager, LLC	Delaware
RCP Wyndridge Manager, LLC	Delaware
RCP Waterstone Manager, LLC	Delaware
RRE Howell Bridge Holdings, LLC	Delaware
RRE Bentley Place Holdings, LLC	Delaware
RRE Reserves Holdings, LLC	Delaware
RRE Reserves Holdco I, LLC	Delaware
RRE Regents Center Holdings, LLC	Delaware
RRE I Duraleigh Member, LLC	Delaware
RRE 2 Duraleigh Member LLC	Delaware
RRE Avalon Member, LLC	Delaware
RRE Avalon Holdings, LLC	Delaware
RRE Funding I, LLC	Delaware
RRE Magnolia Holdings, LLC	Delaware
RRE West Wind Holdings, LLC	Delaware
RRE Ryan’s Crossing Holdings, LLC	Delaware
RRE Falls at Duraleigh Holdings, LLC	Delaware
RRE Sage Canyon Holdings, LLC	Delaware
RRE Cuestas Holdings, LLC	Delaware
RRE Heritage Lake Holdings, LLC	Delaware
RRE Heritage Lake TIC, LLC	Delaware
RRE Pear Tree Holdings, LLC	Delaware
RRE Wind Tree Holdings, LLC	Delaware
RRE Westchase Wyndham Holdings, LLC	Delaware
RRE Funding II, LLC	Delaware
RRE Villas Holdings, LLC	Delaware
RRE Memorial Towers Holdings, LLC	Delaware
RRE Coach Lantern Holdings, LLC	Delaware
RRE Foxcroft Holdings, LLC	Delaware
Foxcroft South Owners Association	Maine
Foxcroft North Owners Association	Maine
RRE Tamarlane Holdings, LLC	Delaware
RRE Park Hill Holdings, LLC	Delaware
RRE Bently Place Holdco I, LLC	Delaware
RRE West Chase Wyndham TIC, LLC	Delaware
RRE Chenal Brightwaters TIC, LLC	Delaware
RRE Chenal Brightwaters Holdings, LLC	Delaware
RRE Highland Lodge TIC, LLC	Delaware
RRE Regents Center TIC, LLC	Delaware
RRE Heritage lake TIC, LLC	Delaware
RRE Bentley Place TIC, LLC	Delaware
RRE Reserves TIC, LLC	Delaware
RRE Highland Lodge Holdings, LLC	Delaware
RRE Bent Oaks Holdings, LLC	Delaware

RCP Foxcroft Manager, LLC	Delaware
RCP Tamarlane Manager, LLC	Delaware
RCP Park Hill Manager, LLC	Delaware
RCP Woodland Hills Manager, LLC	Delaware
RCP Brent Oaks Manager, LLC	Delaware
RCP Cape Cod Manager, LLC	Delaware
RCP Woodhollow Manager, LLC	Delaware
SR-MGI Fountains Holdings, LLC	Delaware
SR Nittany Pointe Holdings, LLC	Delaware
AR Real Estate Investors, LLC	Delaware
AR Real Estate GP, LLC	Delaware
RCP Nittany Pointe Manager, Inc.	Delaware
RCP Fountains GP, Inc.	Delaware
RCP Mill Creek Manager, LLC	Delaware
RCP Wyndridge Manager, LLC	Delaware
RCP Waterstone Manager, LLC	Delaware
RRE Howell Bridge Holdings, LLC	Delaware
RRE Bentley Place Holdings, LLC	Delaware
RRE Reserves Holdings, LLC	Delaware
RRE Reserves Holdco I, LLC	Delaware
RRE Regents Center Holdings, LLC	Delaware
RRE I Duraleigh Member, LLC	Delaware
RRE 2 Duraleigh Member LLC	Delaware
RRE Avalon Member, LLC	Delaware
RRE Avalon Holdings, LLC	Delaware
RRE Funding I, LLC	Delaware
RRE Magnolia Holdings, LLC	Delaware
RRE West Wind Holdings, LLC	Delaware
RRE Ryan’s Crossing Holdings, LLC	Delaware
RRE Falls at Duraleigh Holdings, LLC	Delaware
RRE Sage Canyon Holdings, LLC	Delaware
RRE Cuestas Holdings, LLC	Delaware
RRE Heritage Lake Holdings, LLC	Delaware
RRE Heritage Lake TIC, LLC	Delaware
RRE Pear Tree Holdings, LLC	Delaware
RRE Wind Tree Holdings, LLC	Delaware
RRE Westchase Wyndham Holdings, LLC	Delaware
RRE Funding II, LLC	Delaware
RRE Villas Holdings, LLC	Delaware
RRE Memorial Towers Holdings, LLC	Delaware
RRE Coach Lantern Holdings, LLC	Delaware
RRE Foxcroft Holdings, LLC	Delaware
Foxcroft South Owners Association	Maine
Foxcroft North Owners Association	Maine
RRE Tamarlane Holdings, LLC	Delaware
RRE Park Hill Holdings, LLC	Delaware
RRE Bently Place Holdco I, LLC	Delaware
RRE West Chase Wyndham TIC, LLC	Delaware
RRE Chenal Brightwaters TIC, LLC	Delaware
RRE Chenal Brightwaters Holdings, LLC	Delaware
RRE Highland Lodge TIC, LLC	Delaware
RRE Regents Center TIC, LLC	Delaware
RRE Heritage lake TIC, LLC	Delaware
RRE Bentley Place TIC, LLC	Delaware
RRE Reserves TIC, LLC	Delaware
RRE Highland Lodge Holdings, LLC	Delaware
RRE Bent Oaks Holdings, LLC	Delaware

RRE Cape Cod Holdings, LLC	Delaware
RRE Woodhollow Holdings, LLC	Delaware
RRE Woodland Hills Holdings, LLC	Delaware
RRE Mill Creek Holdings, LLC	Delaware
RRE Wyndridge Holdings, LLC	Delaware
RRE Apache Holdings, LLC	Delaware
RRE Waterstone Holdings, LLC	Delaware
RRE Highland Lodge Manger, Inc.	Delaware
RRE Parks Holdings, LLC	Delaware
Resource RSI Phase I, LLC	Delaware
Resource RSI Phase II, LLC	Delaware
Press Building, LLC	Delaware
RSI I Manager, Inc.	Delaware
RSI II Manager, Inc.	Delaware
Resource Programs, Inc.	Delaware
RCP Financial, LLC	Pennsylvania
Resource Properties XVII, Inc.	Delaware
Resource Properties XXV, Inc.	Delaware
Resource Properties XXVI, Inc.	Delaware
Resource Properties XXX, Inc.	Delaware
Resource Properties XXXI, Inc.	Delaware
Resource Properties XLVII, Inc.	Delaware
Resource Properties XLIX, Inc.	Delaware
Resource Properties 54, Inc.	Delaware
Resource Commercial Mortgages, Inc.	Delaware
Resource Housing Investors I, Inc.	Delaware
Resource Housing Investors II, Inc.	Delaware
Resource Housing Investors III, Inc.	Delaware
Resource Housing Investors IV, Inc.	Delaware